SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 28, 2003

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                       1-16337               76-0476605
   (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 3460
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit
Number              Description of Document
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99.1                Press Release dated July 28, 2003

Item 12. Results of Operations and Financial Condition

      On July 28, 2003, Oil States International, Inc. (the "Company") issued a press release announcing its financial condition and results of operations as of and for the three months ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2003

                                                OIL STATES INTERNATIONAL, INC.

                                                By:   /s/ Cindy B. Taylor
                                                      --------------------------
                                                Name: Cindy B. Taylor
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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                                Index to Exhibits

Exhibit
Number              Description of Document
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99.1                Press Release dated July 28, 2003